                                                                    Exhibit 10.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-139192 and 333-123802 on Form S-8 of our report dated May 28, 2007, relating to the consolidated financial statements and financial statement schedule of China Finance Online Co. Limited appearing in this Annual Report on Form 20-F of China Finance Online Co. Limited for the year ended December 31, 2006.



/s/ Deloitte Touche Tohmatsu CPA Ltd.
Deloitte Touche Tohmatsu CPA Ltd.
Beijing, China
May 29, 2007